                         FIRST AMENDMENT TO AGREEMENT


         THIS FIRST AMENDMENT (the "Amendment") to the Agreement is made as of the 9th day of February, 1998, by and among Crusader Holding Corporation (the "Company"), Crusader Savings Bank, FSB and its subsidiaries (the "Bank"), and Crusader Mortgage Corporation ("Mortgage") (collectively "Crusader"), on the one hand, and Jeffrey K. Rafsky (the "Executive") and Satellite Mortgage Corporation ("Satellite"), on the other hand.

         WHEREAS, the Company, the Bank, Mortgage, the Executive and Satellite are parties to that certain Agreement, dated as of November 30, 1997, by and among the Company, the Bank, Mortgage, the Executive and Satellite (the "Agreement"); and

         WHEREAS, the parties to the Agreement desire to amend the Agreement to provide for an irrevocable proxy, to remove the provision which creates consulting and certain other benefits in favor of the Executive and to make such other changes as are set forth in this First Amendment;

         NOW, THEREFORE, in consideration of the premises, the mutual covenants of the Company, the Bank, Mortgage, the Executive and Satellite contained in this First Amendment and the Agreement as so amended, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Bank, Mortgage, the Executive and Satellite, intending to be legally bound, hereby agree as follows:

         1. Capitalized terms not otherwise defined in the First Amendment shall have the meanings ascribed to them in the Agreement.

         2. Section 2 of the Agreement is hereby amended to add the following as the second sentence of such Section 2:

         "Executive further agrees not to purchase or otherwise become the beneficial owner of any additional Company Shares without the prior written consent of the President of the Company."

         3. Section 3 of the Agreement is hereby amended to delete the words "Consulting and" in the title of such Section 3 and to delete the second sentence of such Section 3.

         4. Section 4 of the Agreement is hereby amended and restated to read in its entirety as follows:

         "Resignation from Offices; Irrevocable Proxy. The Executive agrees that as of the Effective Date he shall have resigned from all offices and positions with Crusader. The Executive further agrees that he will deliver to the Bank a duly executed irrevocable proxy, in the form attached hereto as Exhibit A, in favor of USA Capital, Inc., providing for it to vote all of Executive's Company Shares in the proportion in which other outstanding shares of common stock of the Company are voted with respect to any and all matters which may be presented to the shareholders for action, which irrevocable proxy shall be delivered on or before the effective date of the Company's initial public offering."

         5. Section 12 of the Agreement is hereby amended to be renumbered as
Section 13 of the Agreement.

         6. The Agreement is hereby amended to add the following as Section 12 of the Agreement:

         "Fees and Expenses. The Escrow Agent's fees and expenses shall be shared equally by Crusader and the Executive and shall be paid promptly upon receipt of an invoice from the Escrow Agent."

         7. Except as amended by the First Amendment, all terms of the Agreement shall remain in full force and effect and references in the Agreement to "this Agreement," "herein" and "hereunder" shall mean the Agreement as amended by the First Amendment.

         8. This First Amendment may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute together one and the same instrument.


                        [SIGNATURES BEGIN ON NEXT PAGE]

         IN WITNESS WHEREOF, each of the parties hereto has fully executed this Amendment No. 1 all as of the day and year first above written.


                  CRUSADER:             CRUSADER HOLDING CORPORATION


                                        By /s/ Bruce A. Levy
                                           ------------------------------------

                                        Its President
                                           ------------------------------------



                                        CRUSADER SAVINGS BANK, FSB


                                        By /s/ Joseph T. Crowley
                                           ------------------------------------

                                        Its President
                                           ------------------------------------



                                        CRUSADER MORTGAGE CORPORATION


                                        By /s/ Bruce A. Levy
                                           ------------------------------------

                                        Its President
                                           ------------------------------------




                  EXECUTIVE:               /s/ Jeffrey K. Rafsky
                                           ------------------------------------
                                                 Jeffrey K. Rafsky



                                        SATELLITE MORTGAGE CORPORATION


                                        By /s/ Jeffrey K. Rafsky
                                           ------------------------------------

                                        Its President
                                           ------------------------------------

                                   EXHIBIT A
                                   ---------

                         CRUSADER HOLDING CORPORATION
                         ----------------------------

                               IRREVOCABLE PROXY
                               -----------------


         The undersigned, being the legal and beneficial owner of the number of shares of the voting Common Stock of Crusader Holding Corporation, a Pennsylvania corporation (the "Company"), set forth below (the "Shares"), hereby appoints USA Capital, Inc. in its capacity as the undersigned's true and lawful proxy, with full power of substitution, (i) to attend any and all meetings of the shareholders of the Company, whether annual or special, and all adjournments and postponements thereof, which may be held at any time after the date of this Proxy, and to vote the Shares in the proportion in which other outstanding shares of the Company's common stock are voted on any and all matters which may be presented to the shareholders for action at such shareholder meetings, and (ii) to exercise all other voting rights and powers in respect of the Shares, including without limitation the calling of shareholder meetings and the giving of consents and approvals on any and all matters on which the shareholders of the Company may act.

         The undersigned hereby affirms that this Proxy is coupled with an interest and shall be irrevocable to the fullest extent permitted by law.

         The undersigned hereby revokes all proxies which he may have previously executed with respect to the Shares.

         IN WITNESS WHEREOF, this Proxy has been executed and delivered as of this 9th day of February, 1998.

/s/ Bruce A. Levy                        /s/ Jeffrey K. Rafsky
--------------------------               ---------------------------------------
Witness                                  Jeffrey K. Rafsky

                                         Number of Shares:
                                         150,000 Shares
                                         ---------------------------------------